SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               FORM 8-K/A-NUMBER 1

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)          December 19, 1995



                           BANYAN STRATEGIC REALTY TRUST
             (Exact name of Registrant as specified in its charter)


     Massachusetts                 0-15465                      36-3375345
   (State of or other         (Commission File           (I.R.S. Employer
    jurisdiction of                Number)                    Identification
    incorporation)                                                Number)



   150 South Wacker Drive, Suite 2900, Chicago, IL                 60606
   (Address of principal executive offices)                      (Zip Code)


   Registrant's telephone number, including area code          (312) 553-9800

   This document consists of 5 pages.
   Exhibit index is located on page 4.


   ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

         Financial Statements and Pro Forma Financial Information:

         (i)   Woodcrest Office Park (See attached).



                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date:  May 1, 1996                  BANYAN STRATEGIC REALTY TRUST
                                             (Registrant)



                                       By:   /s/ Joel L. Teglia
                                          ---------------------------------
                                             Vice President, Chief Financial
                                             and Accounting Officer